UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2023

APARTMENT INCOME REIT CORP.
APARTMENT INCOME REIT, L.P.
(Exact name of Registrant as Specified in Its Charter)

Maryland (Apartment Income REIT Corp.)	001-39686	84-1299717
Delaware (Apartment Income REIT, L.P.)	000-24497	84-1275621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1700
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 757-8101

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Income REIT Corp. Class A Common Stock	AIRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Submission of Matters to a Vote of Security Holders
Apartment Income REIT Corp. (“AIR”) held its 2023 Annual Meeting of Stockholders on September 15, 2023. Thomas L. Keltner, AIR’s Chairman of the Board, asked Terry Considine, Chief Executive Officer, to preside at the meeting. AIR’s stockholders considered six proposals, each of which is described in more detail in AIR’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on August 2, 2023. On the record date of July 28, 2023, there were 149,223,527 shares of AIR’s Common Stock issued and outstanding and eligible to vote. The final voting results are reported below.
Proposal 1: Election of nine directors to serve for a one-year term until AIR’s 2024 annual meeting of stockholders. AIR’s stockholders elected each of the nine nominees for director, and the voting results are set forth below:

	For	Against	Abstentions	Broker Non-Votes
Terry Considine	123,908,497	4,060,617	55,826	4,438,451
Kristin Finney-Cooke	123,062,571	4,903,521	58,848	4,438,451
John D. Rayis	122,983,034	4,990,433	51,473	4,438,451
Thomas L. Keltner	119,591,890	8,372,652	60,398	4,438,451
Devin I. Murphy	112,012,373	15,957,634	54,933	4,438,451
Ann Sperling	108,632,157	19,346,284	46,499	4,438,451
Thomas N. Bohjalian	123,058,146	4,916,607	50,187	4,438,451
Margarita Paláu-Hernández	122,927,935	5,038,746	58,259	4,438,451
Nina A. Tran	123,060,045	4,916,310	48,585	4,438,451
Proposal 2: The selection of Deloitte & Touche LLP as AIR’s independent registered public accounting firm for the year ending December 31, 2023, was ratified as follows:

For	Against	Abstentions	Broker Non-Votes
130,966,420	1,446,232	50,739	—
Proposal 3: Advisory vote to approve the compensation of executive officers disclosed in AIR’s proxy statement. AIR’s stockholders gave advisory approval of the executive compensation program, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
123,686,710	4,202,651	135,579	4,438,451
Proposal 4: Approval of the amendments to our Charter to eliminate supermajority voting provisions. AIR’s stockholders approved the provision, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
127,673,520	322,246	29,174	4,438,451
Proposal 5: Approval of the amendments to our Charter to provide stockholders the ability to remove directors without cause. AIR’s stockholders approved the provision, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
127,818,711	151,560	54,669	4,438,451
Proposal 6: Approval of the amendments to our Charter to eliminate language that is by its terms no longer applicable due to the passage of time. AIR’s stockholders approved the provision, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
126,631,238	31,935	1,361,767	4,438,451

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APARTMENT INCOME REIT CORP.

Date:	September 18, 2023	By:	/s/ Paul Beldin
Paul Beldin Executive Vice President and Chief Financial Officer

APARTMENT INCOME REIT, L.P.
By: AIR-GP, Inc., its General Partner
		By:	/s/ Paul Beldin
Paul Beldin Executive Vice President and Chief Financial Officer